UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22380

Eaton Vance Tax-Managed Buy-Write Strategy Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Buy-Write Strategy Fund (EXD)

Semiannual Report

June 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0708 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in March 2019. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2019

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

Table of Contents

Performance	2

Fund Profile	2

Fund Snapshot	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	18

Board of Trustees’ Contract Approval	19

Officers and Trustees	22

Important Notices	23

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Performance1

Portfolio Managers Michael A. Allison, CFA of Eaton Vance Management and Thomas C. Seto of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	06/29/2010	4.39%	2.57%	0.92%	2.42%
Fund at Market Price	—	13.93	9.98	1.28	1.61
S&P 500® Index	—	18.54%	10.42%	10.71%	14.18%
NASDAQ–100® Index	—	21.85	10.16	16.13	19.11
Cboe S&P 500 BuyWrite IndexSM	—	10.27	3.18	5.97	7.98
Cboe NASDAQ–100 BuyWrite IndexSM	—	11.33	5.16	8.04	8.62
Bloomberg Barclays 5 Year Municipal Bond Index	—	3.80	5.24	2.30	2.84

% Premium/Discount to NAV[2]
					–6.92%

Distributions[3]
Total Distributions per share for the period					$0.283
Distribution Rate at NAV					8.40%
Distribution Rate at Market Price					9.02%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Microsoft Corp.	7.4%

Amazon.com, Inc.	6.7

Apple, Inc.	6.6

Facebook, Inc., Class A	3.3

Alphabet, Inc., Class C	2.5

Alphabet, Inc., Class A	2.3

Cisco Systems, Inc.	2.0

PepsiCo, Inc.	1.9

Adobe, Inc.	1.6

Comcast Corp., Class A	1.4

Total	35.7%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmarks[1]	S&P 500® Index NASDAQ–100® Index

Morningstar Category	Option Writing

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	177

% US / Non-US	99.8/0.2

Average Market Cap	$341.8 Billion

Call Options Written

% of Stock Portfolio	93%

Average Days to Expiration	16 days

% In the Money	–1.1%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

In the Money: For a call option on an index, the extent to which the current value of the index exceeds the exercise price of the option.

See Endnotes and Additional Disclosures in this report.
3

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Endnotes and Additional Disclosures

[1]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ–100 BuyWrite IndexSM measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ–100® Index and writes (sells) NASDAQ–100® Index covered call options. Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

Effective February 8, 2019, the Fund’s name, investment objective and investment policies changed. In connection with these changes, the portfolio managers of the Fund changed and the Fund’s investment advisory and administration fee was reduced. Effective February 8, 2019, and in connection with changes to the Fund’s investment objective and policies, the Fund’s primary benchmark changed to the S&P 500® Index. In addition, as of the same date, the Fund’s secondary benchmarks are the NASDAQ–100® Index, Cboe S&P 500 BuyWrite IndexSM and Cboe NASDAQ–100 BuyWrite IndexSM. The Fund also changed its distribution frequency from quarterly to monthly and increased its distribution rate. Please see the Notice to Shareholders dated November 26, 2018 for more information.

4

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Portfolio of Investments (Unaudited)

Common Stocks — 101.9%
Security	Shares	Value

Aerospace & Defense — 0.6%

Raytheon Co.(1)	3,388	$589,105

		$589,105

Air Freight & Logistics — 0.6%

FedEx Corp.(1)	3,559	$584,352

		$584,352

Airlines — 0.3%

Delta Air Lines, Inc.(1)	5,523	$313,430

		$313,430

Auto Components — 0.2%

Aptiv PLC(1)	2,709	$218,969

		$218,969

Automobiles — 0.3%

Ford Motor Co.(1)	27,014	$276,353

Harley-Davidson, Inc.	1,517	54,354

		$330,707

Banks — 3.9%

Bank of America Corp.(1)	30,729	$891,141

JPMorgan Chase & Co.(1)	5,741	641,844

KeyCorp(1)	26,848	476,552

PNC Financial Services Group, Inc. (The)(1)	4,991	685,165

SVB Financial Group(1)(2)	236	53,003

U.S. Bancorp(1)	13,050	683,820

Wells Fargo & Co.(1)	9,064	428,908

		$3,860,433

Beverages — 2.9%

Coca-Cola Co. (The)(1)	15,985	$813,956

Constellation Brands, Inc., Class A(1)	695	136,873

PepsiCo, Inc.(1)	14,866	1,949,379

		$2,900,208

Biotechnology — 2.8%

AbbVie, Inc.(1)	4,198	$305,279

Celgene Corp.(1)(2)	6,678	617,314

Gilead Sciences, Inc.(1)	16,878	1,140,278

Vertex Pharmaceuticals, Inc.(1)(2)	4,033	739,571

		$2,802,442

Security	Shares	Value

Building Products — 0.6%

Fortune Brands Home & Security, Inc.(1)	9,769	$558,103

		$558,103

Capital Markets — 1.6%

Ameriprise Financial, Inc.(1)	457	$66,338

Charles Schwab Corp. (The)(1)	6,375	256,211

Goldman Sachs Group, Inc. (The)(1)	1,469	300,558

Invesco Ltd.(1)	8,653	177,040

Moody’s Corp.(1)	745	145,506

Raymond James Financial, Inc.(1)	3,424	289,499

S&P Global, Inc.(1)	1,352	307,972

		$1,543,124

Chemicals — 1.4%

CF Industries Holdings, Inc.	1,332	$62,218

Dow, Inc.(1)(2)	4,763	234,863

Ecolab, Inc.(1)	2,004	395,670

Linde PLC(1)	957	192,165

LyondellBasell Industries NV, Class A(1)	1,282	110,419

Sherwin-Williams Co. (The)(1)	741	339,593

		$1,334,928

Commercial Services & Supplies — 0.8%

Copart, Inc.(1)(2)	1,078	$80,570

Waste Management, Inc.(1)	5,846	674,453

		$755,023

Communications Equipment — 2.4%

Arista Networks, Inc.(1)(2)	252	$65,424

Cisco Systems, Inc.(1)	37,144	2,032,891

Juniper Networks, Inc.(1)	4,226	112,538

Motorola Solutions, Inc.(1)	706	117,712

		$2,328,565

Consumer Finance — 0.9%

American Express Co.(1)	4,050	$499,932

Discover Financial Services(1)	5,120	397,261

		$897,193

Containers & Packaging — 0.8%

Avery Dennison Corp.(1)	902	$104,343

Ball Corp.(1)	3,233	226,278

Packaging Corp. of America(1)	4,923	469,260

		$799,881

5	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Diversified Consumer Services — 0.1%

H&R Block, Inc.	2,242	$65,691

		$65,691

Diversified Financial Services — 0.5%

Berkshire Hathaway, Inc., Class B(1)(2)	2,514	$535,909

		$535,909

Diversified Telecommunication Services — 1.7%

AT&T, Inc.(1)	19,000	$636,690

CenturyLink, Inc.	4,578	53,837

Verizon Communications, Inc.(1)	17,406	994,405

		$1,684,932

Electric Utilities — 1.4%

Edison International(1)	8,818	$594,421

NextEra Energy, Inc.(1)	3,794	777,239

		$1,371,660

Electrical Equipment — 0.7%

AMETEK, Inc.	6,240	$566,841

Eaton Corp. PLC(1)	1,613	134,331

		$701,172

Electronic Equipment, Instruments & Components — 0.6%

FLIR Systems, Inc.(1)	10,117	$547,330

		$547,330

Energy Equipment & Services — 0.5%

Baker Hughes a GE Co.(1)	12,830	$316,003

National Oilwell Varco, Inc.	8,094	179,930

		$495,933

Entertainment — 1.6%

Netflix, Inc.(1)(2)	3,733	$1,371,206

Viacom, Inc., Class B(1)	1,881	56,185

Walt Disney Co. (The)(1)	697	97,329

		$1,524,720

Equity Real Estate Investment Trusts (REITs) — 1.7%

AvalonBay Communities, Inc.(1)	2,759	$560,574

Boston Properties, Inc.(1)	2,925	377,325

Crown Castle International Corp.(1)	1,116	145,470

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Kimco Realty Corp.(1)	3,091	$57,122

Mid-America Apartment Communities, Inc.(1)	4,492	528,978

		$1,669,469

Food & Staples Retailing — 1.2%

Sysco Corp.(1)	5,624	$397,729

Walmart, Inc.(1)	7,086	782,932

		$1,180,661

Food Products — 0.9%

Campbell Soup Co.	1,585	$63,511

Conagra Brands, Inc.(1)	2,493	66,114

General Mills, Inc.(1)	3,230	169,639

Hershey Co. (The)	1,057	141,670

JM Smucker Co. (The)(1)	1,072	123,484

Kellogg Co.(1)	2,017	108,051

McCormick & Co., Inc.(1)	907	140,594

Tyson Foods, Inc., Class A(1)	953	76,945

		$890,008

Health Care Equipment & Supplies — 3.5%

Abbott Laboratories(1)	9,664	$812,742

Baxter International, Inc.(1)	5,244	429,484

Boston Scientific Corp.(1)(2)	16,563	711,878

Danaher Corp.(1)	5,883	840,798

Edwards Lifesciences Corp.(1)(2)	732	135,230

Medtronic PLC(1)	3,850	374,952

ResMed, Inc.(1)	1,173	143,141

		$3,448,225

Health Care Providers & Services — 1.0%

CVS Health Corp.	906	$49,368

Quest Diagnostics, Inc.(1)	1,243	126,550

UnitedHealth Group, Inc.(1)	3,283	801,085

		$977,003

Hotels, Restaurants & Leisure — 2.0%

Chipotle Mexican Grill, Inc.(2)	96	$70,357

Darden Restaurants, Inc.(1)	1,814	220,818

Hilton Worldwide Holdings, Inc.	1,388	135,663

Marriott International, Inc., Class A(1)	6,183	867,413

McDonald’s Corp.(1)	2,783	577,918

Royal Caribbean Cruises, Ltd.(1)	1,001	121,331

		$1,993,500

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Household Durables — 0.4%

Garmin, Ltd.(1)	1,245	$99,351

Newell Brands, Inc.(1)	19,813	305,517

		$404,868

Household Products — 1.2%

Procter & Gamble Co. (The)(1)	10,919	$1,197,268

		$1,197,268

Industrial Conglomerates — 0.4%

General Electric Co.(1)	41,783	$438,722

		$438,722

Insurance — 1.6%

American International Group, Inc.(1)	10,047	$535,304

Everest Re Group, Ltd.(1)	246	60,806

Marsh & McLennan Cos., Inc.(1)	2,901	289,375

Principal Financial Group, Inc.(1)	2,330	134,953

Progressive Corp. (The)(1)	6,548	523,382

		$1,543,820

Interactive Media & Services — 8.3%

Alphabet, Inc., Class A(1)(2)	2,134	$2,310,695

Alphabet, Inc., Class C(1)(2)	2,359	2,549,867

Facebook, Inc., Class A(1)(2)	16,953	3,271,929

Twitter, Inc.(1)(2)	1,901	66,345

		$8,198,836

Internet & Direct Marketing Retail — 6.9%

Amazon.com, Inc.(1)(2)	3,549	$6,720,493

Booking Holdings, Inc.(1)(2)	59	110,608

		$6,831,101

IT Services — 4.5%

Accenture PLC, Class A(1)	2,058	$380,257

Akamai Technologies, Inc.(1)(2)	832	66,676

Broadridge Financial Solutions, Inc.(1)	1,719	219,482

Fidelity National Information Services, Inc.(1)	4,158	510,103

FleetCor Technologies, Inc.(1)(2)	265	74,425

Gartner, Inc.(1)(2)	401	64,537

Global Payments, Inc.(1)	659	105,526

International Business Machines Corp.(1)	3,228	445,141

Jack Henry & Associates, Inc.	838	112,225

Mastercard, Inc., Class A(1)	2,828	748,091

Total System Services, Inc.(1)	1,246	159,824

Security	Shares	Value

IT Services (continued)

Visa, Inc., Class A(1)	7,756	$1,346,054

Western Union Co. (The)(1)	11,929	237,268

		$4,469,609

Life Sciences Tools & Services — 1.1%

Illumina, Inc.(1)(2)	1,655	$609,288

IQVIA Holdings, Inc.(1)(2)	1,344	216,250

Mettler-Toledo International, Inc.(1)(2)	175	147,000

PerkinElmer, Inc.(1)	1,206	116,186

		$1,088,724

Machinery — 1.5%

Caterpillar, Inc.(1)	1,712	$233,328

Cummins, Inc.(1)	782	133,988

Parker-Hannifin Corp.(1)	3,355	570,384

Stanley Black & Decker, Inc.(1)	3,625	524,211

		$1,461,911

Media — 2.2%

Comcast Corp., Class A(1)	34,097	$1,441,621

Fox Corp., Class A(1)(2)	8,810	322,798

Interpublic Group of Cos., Inc. (The)(1)	4,999	112,928

News Corp., Class A(1)	4,228	57,036

News Corp., Class B(1)	4,120	57,515

Omnicom Group, Inc.(1)	2,293	187,911

		$2,179,809

Multi-Utilities — 1.2%

CMS Energy Corp.(1)	9,671	$560,048

Sempra Energy(1)	4,158	571,475

		$1,131,523

Multiline Retail — 0.2%

Target Corp.(1)	1,748	$151,394

		$151,394

Oil, Gas & Consumable Fuels — 2.9%

Chevron Corp.(1)	4,111	$511,573

ConocoPhillips(1)	8,363	510,143

Devon Energy Corp.(1)	2,200	62,744

EOG Resources, Inc.(1)	6,908	643,549

Exxon Mobil Corp.(1)	11,263	863,084

ONEOK, Inc.(1)	1,836	126,335

Williams Cos., Inc. (The)(1)	4,600	128,984

		$2,846,412

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Personal Products — 0.3%

Coty, Inc., Class A(1)	22,955	$307,597

		$307,597

Pharmaceuticals — 3.3%

Bristol-Myers Squibb Co.	3,549	$160,947

Johnson & Johnson(1)	9,133	1,272,045

Merck & Co., Inc.(1)	11,233	941,887

Pfizer, Inc.(1)	14,309	619,866

Zoetis, Inc.(1)	2,188	248,316

		$3,243,061

Road & Rail — 0.8%

Norfolk Southern Corp.(1)	1,458	$290,623

Union Pacific Corp.(1)	2,644	447,127

		$737,750

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc.(1)(2)	13,223	$401,583

Analog Devices, Inc.(1)	5,820	656,903

Broadcom, Inc.(1)	3,951	1,137,335

Intel Corp.(1)	22,292	1,067,118

Lam Research Corp.(1)	3,799	713,604

NVIDIA Corp.(1)	7,842	1,287,892

Qorvo, Inc.(1)(2)	822	54,753

QUALCOMM, Inc.(1)	16,126	1,226,705

		$6,545,893

Software — 10.6%

Adobe, Inc.(1)(2)	5,531	$1,629,709

Fortinet, Inc.(1)(2)	936	71,913

Microsoft Corp.(1)	55,477	7,431,699

Oracle Corp.(1)	7,003	398,961

Red Hat, Inc.(1)(2)	1,024	192,266

salesforce.com, Inc.(1)(2)	4,981	755,767

		$10,480,315

Specialty Retail — 2.6%

Best Buy Co., Inc.	954	$66,523

Home Depot, Inc. (The)(1)	5,558	1,155,897

Lowe’s Cos., Inc.(1)	4,087	412,419

Tiffany & Co.(1)	1,219	114,147

TJX Cos., Inc. (The)(1)	10,057	531,814

Tractor Supply Co.(1)	2,817	306,490

		$2,587,290

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.9%

Apple, Inc.(1)	33,616	$6,653,279

Seagate Technology PLC(1)	2,501	117,847

Xerox Corp.(1)	1,865	66,040

		$6,837,166

Textiles, Apparel & Luxury Goods — 0.4%

Capri Holdings, Ltd.(2)	1,357	$47,061

NIKE, Inc., Class B(1)	3,994	335,296

		$382,357

Tobacco — 0.4%

Philip Morris International, Inc.(1)	4,458	$350,087

		$350,087

Total Common Stocks — 101.9% (identified cost $89,671,870)		$100,318,189

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.40%(3)	278,103	$278,103

Total Short-Term Investments — 0.3% (identified cost $278,103)		$278,103

Total Investments — 102.2% (identified cost $89,949,973)		$100,596,292

Total Written Call Options — (2.1)% (premiums received $1,216,013)		$(2,068,460)

Other Assets, Less Liabilities — (0.1)%		$(76,336)

Net Assets — 100.0%		$98,451,496

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for written options.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2019.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Portfolio of Investments (Unaudited) — continued

Written Call Options — (2.1)%

Exchange-Traded Options — (2.1)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

NASDAQ 100 Index	6	$4,602,645	$7,350	7/3/19	$(201,480)

NASDAQ 100 Index	6	4,602,645	7,400	7/5/19	(179,340)

NASDAQ 100 Index	6	4,602,645	7,650	7/10/19	(74,340)

NASDAQ 100 Index	6	4,602,645	7,650	7/12/19	(80,850)

NASDAQ 100 Index	6	4,602,645	7,750	7/17/19	(55,560)

NASDAQ 100 Index	6	4,602,645	7,750	7/19/19	(59,820)

NASDAQ 100 Index	6	4,602,645	7,675	7/24/19	(94,050)

NASDAQ 100 Index	6	4,602,645	7,650	7/26/19	(109,740)

S&P 500 Index	16	4,706,816	2,815	7/1/19	(204,640)

S&P 500 Index	16	4,706,816	2,850	7/3/19	(153,760)

S&P 500 Index	16	4,706,816	2,875	7/5/19	(119,840)

S&P 500 Index	16	4,706,816	2,885	7/8/19	(108,800)

S&P 500 Index	16	4,706,816	2,900	7/10/19	(93,120)

S&P 500 Index	16	4,706,816	2,900	7/12/19	(98,000)

S&P 500 Index	16	4,706,816	2,915	7/15/19	(82,240)

S&P 500 Index	16	4,706,816	2,930	7/17/19	(69,600)

S&P 500 Index	16	4,706,816	2,950	7/19/19	(53,920)

S&P 500 Index	16	4,706,816	2,950	7/22/19	(56,000)

S&P 500 Index	16	4,706,816	2,925	7/24/19	(84,560)

S&P 500 Index	16	4,706,816	2,925	7/26/19	(88,800)

Total					$(2,068,460)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2019

Unaffiliated investments, at value (identified cost, $89,671,870)	$100,318,189

Affiliated investment, at value (identified cost, $278,103)	278,103

Cash	50,429

Dividends receivable	63,617

Dividends receivable from affiliated investment	901

Receivable for premiums on written options	103,635

Total assets	$100,814,874

Liabilities

Written options outstanding, at value (premiums received, $1,216,013)	$2,068,460

Payable for closed written options	147,967

Payable to affiliates:

Investment adviser and administration fee	79,944

Trustees’ fees	1,493

Accrued expenses	65,514

Total liabilities	$2,363,378

Net Assets	$98,451,496

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$97,316

Additional paid-in capital	108,752,522

Accumulated loss	(10,398,342)

Net Assets	$98,451,496

Common Shares Outstanding	9,731,586

Net Asset Value

Net assets ÷ common shares issued and outstanding	$10.12

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Statement of Operations (Unaudited)

Investment Income	Six Months Ended June 30, 2019

Interest	$231,716

Dividends	710,245

Dividends from affiliated investment	43,831

Total investment income	$985,792

Expenses

Investment adviser and administration fee	$509,407

Trustees’ fees and expenses	3,241

Custodian fee	62,571

Transfer and dividend disbursing agent fees	8,989

Legal and accounting services	44,448

Printing and postage	17,119

Miscellaneous	28,349

Total expenses	$674,124

Net investment income	$311,668

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(321,984)

Investment transactions — affiliated investment	538

Written options	(5,253,685)

Net realized loss	$(5,575,131)

Change in unrealized appreciation (depreciation) —

Investments	$9,863,840

Investments — affiliated investment	(14)

Written options	(599,780)

Net change in unrealized appreciation (depreciation)	$9,264,046

Net realized and unrealized gain	$3,688,915

Net increase in net assets from operations	$4,000,583

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018

From operations —

Net investment income	$311,668		$913,334

Net realized loss	(5,575,131)		(6,621,648)

Net change in unrealized appreciation (depreciation)	9,264,046		(972,278)

Net increase (decrease) in net assets from operations	$4,000,583		$(6,680,592)

Distributions to shareholders	$(2,755,985	)*	$(905,732)

Tax return of capital to shareholders	$—		$(6,587,589)

Net increase (decrease) in net assets	$1,244,598		$(14,173,913)

Net Assets

At beginning of period	$97,206,898		$111,380,811

At end of period	$98,451,496		$97,206,898

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Financial Highlights

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Net asset value — Beginning of period	$9.990		$11.450	$12.760	$14.320	$14.200	$15.300

Income (Loss) From Operations

Net investment income(1)	$0.032		$0.094	$0.101	$0.085	$0.093	$0.088

Net realized and unrealized gain (loss)	0.381		(0.784)	(0.251)	(0.485)	1.065	0.184

Total income (loss) from operations	$0.413		$(0.690)	$(0.150)	$(0.400)	$1.158	$0.272

Less Distributions

From net investment income	$(0.283	)*	$(0.093)	$(0.101)	$(0.146)	$(0.093)	$(0.088)

From net realized gain	—		—	—	(0.037)	(0.249)	—

Tax return of capital	—		(0.677)	(1.059)	(0.977)	(0.818)	(1.312)

Total distributions	$(0.283)		$(0.770)	$(1.160)	$(1.160)	$(1.160)	$(1.400)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—		$—	$—	$—	$0.122	$0.028

Net asset value — End of period	$10.120		$9.990	$11.450	$12.760	$14.320	$14.200

Market value — End of period	$9.420		$8.520	$10.250	$11.330	$12.570	$12.690

Total Investment Return on Net Asset Value(2)	4.39	%(3)	(5.22)%	(0.59)%	(2.01)%	10.36%	2.67%

Total Investment Return on Market Value(2)	13.93	%(3)	(9.71)%	0.22%	(0.88)%	8.40%	(1.14)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$98,451		$97,207	$111,381	$124,202	$139,326	$147,635

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.39	%(5)	1.49%	1.45%	1.44%	1.43%	1.42%

Net investment income	0.64	%(5)	0.90%	0.81%	0.62%	0.64%	0.58%

Portfolio Turnover	105	%(3)	59%	68%	46%	35%	52%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Annualized.

*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Strategy Fund (formerly, Eaton Vance Tax-Advantaged Bond and Option Strategies Fund) (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. The Fund’s investment strategy consists of owning a diversified portfolio of common stocks and selling covered index call options (a “buy-write strategy”). Prior to February 8, 2019, the Fund’s investment objective was to provide tax-advantaged current income and gains. Under its former investment objective, the Fund invested in a diversified portfolio of short-term, high quality debt obligations and employed a rules-based option overlay strategy that consisted of writing a series of S&P 500 written call and put option spread transactions.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the

14

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Notes to Financial Statements (Unaudited) — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2019 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions (quarterly distributions prior to March 2019) from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2019, the amount of distributions estimated to be a tax return of capital was approximately $2,507,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At December 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $12,593,581 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2018, $6,077,687 are short-term and $6,515,894 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at June 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$88,719,795

Gross unrealized appreciation	$10,975,846

Gross unrealized depreciation	(1,167,809)

Net unrealized appreciation	$9,808,037

15

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Notes to Financial Statements (Unaudited) — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM effective February 8, 2019, the fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of a majority vote of those Trustees who are not interested persons of EVM or the Fund and by the vote of a majority of the outstanding voting securities of the Fund. Prior to February 8, 2019, the fee was computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on net assets over $1.5 billion. For the six months ended June 30, 2019, the investment adviser and administration fee amounted to $509,407 or 1.05% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $102,579,308 and $110,669,537, respectively, for the six months ended June 30, 2019.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended June 30, 2019 and the year ended December 31, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2019 and the year ended December 31, 2018.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2019 is included in the Portfolio of Investments. At June 30, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(2,068,460)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

16

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(813,345)	$146,134

Written options	(5,253,685)	(599,780)

	$(6,067,030)	$(453,646)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased and written options contracts outstanding during the six months ended June 30, 2019, which are indicative of the volume of these derivative types, were 405 and 580 contracts, respectively.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$100,318,189 *	$—	$—	$100,318,189

Short-Term Investments	—	278,103	—	278,103

Total Investments	$100,318,189	$278,103	$—	$100,596,292

Liability Description

Written Call Options	$(2,068,460)	$—	$—	$(2,068,460)

Total	$(2,068,460)	$—	$—	$(2,068,460)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Name Change

Effective February 8, 2019, the name of Eaton Vance Tax-Managed Buy-Write Strategy Fund was changed from Eaton Vance Tax-Advantaged Bond and Option Strategies Fund and the Fund’s investment objectives and investment strategy were changed as disclosed in Note 1.

17

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 18, 2019. The following action was taken by the shareholders:

Item 1:  The election of Mark R. Fetting, Valerie A. Mosley, Helen Frame Peters and Marcus L. Smith as Class III Trustees of the Fund for a three-year term expiring in 2022.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Mark R. Fetting	8,866,078	245,516

Valerie A. Mosley	8,872,609	238,985

Helen Frame Peters	8,867,421	244,173

Marcus L. Smith	8,866,078	245,516

18

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

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A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

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A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

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Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

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Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

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Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

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Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

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Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

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Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

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Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Board of Trustees’ Contract Approval — continued

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A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Tax-Managed Buy-Write Strategy Fund (formerly Eaton Vance Tax-Advantaged Bond and Option Strategies Fund) (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in common stocks and selling call options on various indices, including the S&P 500 Index. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board considered the experience of the Sub-adviser’s investment professionals in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

20

Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. The Board noted that, effective February 8, 2019, the Fund’s name, investment objective and investment policies changed. Although the Board considered information comparing the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, the Board determined, in light of the recent changes to the Fund, to continue to monitor and evaluate the effectiveness of such changes over time.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

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Eaton Vance

Tax-Managed Buy-Write Strategy Fund

June 30, 2019

Officers and Trustees

Officers

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton(1)

Marcus L. Smith(1)

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

(1)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

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Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

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None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7767    6.30.19

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Strategy Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 26, 2019

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	August 26, 2019